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                                                                   Exhibit(e)(2)

                                   SCHEDULE I

  Funds/Portfolios and Classes
-------------------------------
Bond Index Fund

Institutional Money Market Fund
   Aon Captives Class
   Capital Class
   Institutional Class
   Premium Class
   Select Class
   Trust Class

LifePath Retirement Portfolio
   Class I
   Class R
   Class S

LifePath 2010 Portfolio
   Class I
   Class R
   Class S

LifePath 2020 Portfolio
   Class I
   Class R
   Class S

LifePath 2030 Portfolio
   Class I
   Class R
   Class S

LifePath 2040 Portfolio
   Class I
   Class R
   Class S

LifePath 2050 Portfolio
   Class I
   Class R
   Class S

Prime Money Market Fund
   Capital Class
   Institutional Class
   Premium Class
   Select Class
   Trust Class

S&P 500 Stock Fund

Schedule I to Barclays Global Investors Funds Distribution Agreement

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  Funds/Portfolios and Classes
-------------------------------
Government Money Market Fund
   Capital Class
   Institutional Class
   Premium Class
   Select Class
   Trust Class

Treasury Money Market Fund
   Capital Class
   Institutional Class
   Premium Class
   Select Class
   Trust Class

Amended and Approved by the Board of Trustees of Barclays Global Investors Funds on March 25-26, 2008.

Schedule I to Barclays Global Investors Funds Distribution Agreement